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                                                                    Exhibit 32.1

                                 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, I, Bernard J. Jacob, Chief Executive Officer of Pruco Life Insurance Company of New Jersey (the "Company"), hereby certify that the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2005

                                                /s/ Bernard J. Jacob
                                                --------------------------------
                                                    Name:  Bernard J. Jacob
                                                    Title: Chief Executive
                                                           Officer

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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